Exhibit 99.1

 © Sensient Technologies 2025 sensient.com  2025 Baird’s Investor Day with  Sensient Technologies  August 13, 2025

 Non-GAAP Financial Measures  Within this document, the Company reports certain non-GAAP financial measures, including: (1) percentage changes in local currency revenue, which eliminates the effects that result from translating its international operations into U.S. dollars, and (2) adjusted EBITDA and adjusted EBITDA margin (which excludes Portfolio Optimization Plan costs and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year-over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report.  Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating  and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly  titled measures used by other companies.  Forward Looking Statements  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities lawsincluding under “2025 Financial Outlook” and “Long-Term Growth Focus” in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and in the Middle East; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences, changing technologies, and changing regulations; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and Portfolio Optimization Plan; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.  sensient.com  2  © Sensient Technologies 2025

 © Sensient Technologies 2025 sensient.com  Sensient Overview  3  Paul Manning, Chairman of the Board, President & Chief Executive Officer  Tobin Tornehl, Vice President & Chief Financial Officer

 Who is Sensient?  sensient.com  4  © Sensient Technologies 2025  OUR MISSION  We bring life to products  Our mission is to develop, produce, and supply innovative ingredients for food, pharmaceuticals, and personal care products to the world in a safe and sustainable way.  SENSory IngredIENTs  (NYSE: SXT)  Est. 1882 Milwaukee, WI  OUR PURPOSE  We focus on what matters most to our customers  We utilize our team of experts and portfolio of solutions to partner with our customers to create enticing and visually appealing food, beverage, pharmaceutical, and personal care products. Transparency is key to our business—our honesty and clear communication form the basis of our commitment to customers.  We believe in a holistic approach to product development. We show how our extensive portfolio works in the target application, and we utilize our comprehensive marketing insight to help make it a success.  We focus our innovation efforts on answering consumer demand and addressing market gaps.  We pride ourselves on always being thorough and responsive. This is possible because of our commitment to top-tier customer service KPIs—from samples and document turnaround, to commercialization and on time delivery of goods.

 Who we serve  A leading provider of customized solutions  in two key product verticals  Personal Care  Food & Pharmaceutical  sensient.com  4  © Sensient Technologies 2025

 A global strategic advantage  A leading innovator  in natural colors  A worldwide authority  in dehydrated natural ingredients  Top ten  global flavor and flavor technology provider  manufacturing facilities and R&D labs in more than 20 countries  35+  NORTH  AMERICA  Global HQ  13 sites  LATIN  AMERICA  7 sites  EUROPE/AFRICA/  MIDDLE EAST  19 sites  ASIA PACIFIC  13 sites  4,000  employees  serving customers  in more than 150 countries  Over  A global player  In color cosmetics  sensient.com  4  © Sensient Technologies 2025

 Our Company evolution over 10 years  AND RESTRUCTURING  Divested from low-margin business. Invested in high  growth areas in key markets with attractive margins.  De-emphasized the flavor ingredients commodity range  Optimized production footprint in Europe and North America  Created  innovation hubs in the  US and Singapore  Continued  Strategic Shift to natural colors globally  Acquired additional technology and supply chain access in natural colors  Expanded  portfolio and technical offerings  through internal investments and periodic bolt-on acquisitions  Increased  investment in R&D and technical  centers to focus on expanding depth and breadth of natural product portfolio  2019-the future  STRATEGY EXECUTION, PORTFOLIO OPTIMIZATION AND  GROWTH  Long-term Growth Focus: We expect Adjusted Revenue CAGR1 of mid-single  digits. Continue expansion in high-growth areas across full scope of business.  2014-2019  STRATEGY AND PORTFOLIO RE-ALIGNMENT  Natural color portfolio, technology, and global capacity expansion  Flavor and flavor technologies strategy and focus  Asia Pacific customer expansion and production localization  Personal care natural, active color portfolio investment  (1) Adjusted Revenue CAGR is a non-GAAP financial measure. We are not able to provide a reconciliation of this forward-looking measure to Revenue CAGR as certain information required for such reconciliation, such as the impact of  translating our international operations into U.S. dollars, is not available without unreasonable efforts and we are not able to determine the probable significance of such items.  Pivoted  to a customer-first  mindset to deliver superior customer  engagement  Sold,  divested, or culled over $200 million  of 2014 revenue from Fragrances, Inks, fruit prep, display imaging, Europe Agricultural, and other low  margin businesses  sensient.com  4  © Sensient Technologies 2025

 Investment Thesis  Global leader in several food and beverage segments  Our commitment to a  “customer first” mindset across the organization has solidified our position with customers and raised the bar among our competitors  Sensient’s products constitute a small percentage of the cost of end products but carry the brand-  defining characteristics  Our products tend to be sticky and difficult to swap out  Operations across the world, ensuring we are where our customers need us  Serving local, regional, and multinational customers  Customer support from idea conception to launch-ready products  Food and beverages and personal care products are a key part of consumer spending  These markets provide a solid foundation for the business to capitalize on growth opportunities  We invest in areas that help launch products our customers desire and deliver topline growth at accretive returns  Strong Competitive Position  Defensible  Business  Global Scale &  Presence  Stable & Growing  Categories  Profitability &  Growth  sensient.com  4  © Sensient Technologies 2025

 A leading provider of customized solutions for food and beverage, pharmaceutical, and personal care customers  2024 Revenue: $648M  Core Areas of Focus:  Food and Pharmaceutical Personal Care  Color Group  2024 Revenue: $163M  Core Areas of Focus:  Flavors and Colors for food and beverage  Asia Pacific Group  2024 Revenue: $794M  Core Areas of Focus:  Flavors, Extracts, and Flavor Ingredients  Flavors & Extracts Group  sensient.com  4  © Sensient Technologies 2025

Color Group Overview

2024 Adjusted EBITDA Margin[1]
22.1% +110 bps YOY

2024 Local Currency Revenue[1] change by division

+7.0%	+8.0%
Food and Pharmaceutical	**Personal Care**
• Market is on the cusp of converting to natural colors in food and beverage • Unique value proposition for Pharmaceutical customers includes colors, flavors, coatings, and extracts	• Demand for innovative and sustainable, multifunctional beauty solutions • Product portfolio includes natural and synthetic dyes, pigments, and sensorial cosmetic ingredients for makeup, skin and sun care, fragrance, and hair color and care

$648M

2024 Group Revenue


26%
74%
~60%
Natural Colors
~40%
Synthetic Colors
Food & Pharmaceutical
Personal Care

1 Please see our GAAP to Non-GAAP Reconciliation at the end of this document.

© Sensient Technologies 2025
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 64%  36%  2024 Group Revenue  Flavors, Extracts, and Flavor Ingredients  Natural Ingredients  Flavors & Extracts Group Overview  2024 Adjusted EBITDA Margin1  $794M  Flavors, Extracts, and Flavor Ingredients  Opportunities to support the trend for natural and healthier products with natural flavors, extracts, and taste modulation technologies  +2.4%  2024 Local Currency Revenue1 change by division  Natural Ingredients  Leading provider of dehydrated onion, garlic, and unique portfolio of chili varietals  +16.6%  16.1% +30 bps YOY  1 Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  sensient.com  10  © Sensient Technologies 2025

 Asia Pacific Group Overview  2024 Adjusted EBITDA Margin1 22.7% (10) bps YOY  $163M  2024 Group Revenue  71%  29%  Flavors & Extracts  Colors  Sensient’s sales of flavors and colors for Food and Pharmaceutical are managed on a geographic basis and reported as a separate segment  Manufacturing capabilities in Australia, New Zealand, China, Japan, Philippines, Thailand, and India  +13.0%  2024 Local Currency Revenue1 change  1 Please see our GAAP to Non-GAAP Reconciliation at the end of this document.  sensient.com  10  © Sensient Technologies 2025

2025 Financial Outlook[1]

Metric	Guidance as of July 25, 2025	Prior Guidance
Local Currency Revenue[2]	Mid-single-digit growth	Mid-single-digit growth
Local Currency Adjusted EBITDA[2]	High single-digit growth	Mid-to high single-digit growth
Diluted EPS (GAAP)[3]	$3.13 to $3.23	$3.13 to $3.23
Local Currency Adjusted Diluted EPS[2]	High single-digit to double-digit growth	High single-digit to double-digit growth
Capital Expenditures	~ $100 million	$80 to $90 million
Adjusted Effective Tax Rate	~ 25%	~ 25.5%
Interest Expense[4]	Slight Increase over prior year	Slight Increase over prior year

(1) Represents outlook as of our earnings release provided on July 25, 2025, and does not constitute an update or reissuance as of any later date.
(2) This is a non-GAAP financial measure. We are not able to provide a reconciliation of this forward-looking measure as certain information required for such reconciliation, such as the impact of translating our international operations into U.S. Dollars, is not available without unreasonable efforts and we are not able to determine the probable significance of such items.
(3) Diluted EPS (GAAP) includes approximately $0.20/share of Portfolio Optimization Plan costs. Total plan costs are expected to be approximately $45M.
(4) Interest expense assumes no additional USD borrowing rate reductions for 2025.

© Sensient Technologies 2025 sensient.com 13

© Sensient Technologies 2025 sensient.com  Natural Colors  14  Paul Manning, Chairman of the Board, President & Chief Executive Officer  David Rigg, General Manager, Food Colors US

 St. Louis Color Headquarters  sensient.com  20  © Sensient Technologies 2025

 Natural color demand provides growth opportunity for Sensient  sensient.com  20  © Sensient Technologies 2025  Healthy, clean label consumer trends are driving market demand for natural color  Globally, approximately 80% of new launches use natural color  Usage rate of natural color is higher in the end-product versus synthetic  Sensient is well positioned for growth with a broad product portfolio and commitment to innovation  Natural color trend provides a long runway for profitable growth Regulatory changes also contribute to market growth

 Shifting regulatory environment provides opportunity  sensient.com  20  © Sensient Technologies 2025  Current Synthetic Color Regulatory Actions – U.S. Food and Beverage  First School Lunch Ban: West Virginia  Effective August 2025  Red 3 Ban: U.S. Federal Ban  Effective January 2027  First State-wide Synthetic Color Ban: West Virginia  Effective January 2028  Synthetic to Natural Color Conversion  In the U.S., and selectively throughout Latin America, our synthetic colors revenue for the food and nutraceutical market is approximately $100M  Conversion from synthetic to natural can result in a conversion factor of nearly 10-to-1  Natural colors continue to grow above overall company mid- term outlook

 Understanding the supply chain problem  sensient.com  20  © Sensient Technologies 2025  Currently, US/Canada represents roughly one third of global natural color market.  Because of increased usage rates and cost differentials, we expect that mass conversion will effectively quadruple the US/Canada natural color market and almost double the global market.  To address the increased demand for natural colors, we are working with our target customers to create the supply to meet growing demand.

 RED BEET  COCHINEAL  SWEET POTATO  BUTTERFLY PEA FLOWER  SAFFLOWER  RED RADISH  TURMERIC  ANNATTO  BLACK CARROT  PAPRIKA  Botanical colorant growing regions  sensient.com  20  © Sensient Technologies 2025

 Pigment maximization in botanical colorants  Primary Extraction  Expeditious extraction and processing in facilities near crop production areas  Primary extraction,  concentration, purification, selective extraction, standardization, and filtration  Sensient’s Seed-to-Shelf Framework  Agricultural R&D  Innovative farming practices and cutting-edge technology to maximize production  Safe, environmentally-friendly, and socially responsible farming practices  Gene Editing  Proprietary, designer color crops with superior genetics for pigment maximization  Access to genetic diversity is key to continuous variety improvement.  Seed Breeding  Uniform, high quality, and reliable planting material for better output  Continuous breeding and selection to further improve the pipeline.  sensient.com  20  © Sensient Technologies 2025

 Botanical colorant long-term improvement  sensient.com  20  © Sensient Technologies 2025  Sensient is capable of sourcing full raw material requirements.  Strong botanical material resulting from agronomic improvements can reduce cost-in-use long-term.  Long-term improvement in the following areas will take several years:  Seed breeding for cost-in-use reduction  Seed production  Multi-hemisphere growing diversification  Extraction capacity expansion  Increased processing capacity & finished good processing  Alternate & novel technologies

 Today’s natural rainbow  Natural color conversions inherently require a much larger “crayon box”, because the  success of natural colors depends on the application, production method, and other factors.  Natural Reds & Pinks  Beet Juice Purple Sweet Potato  Red Cabbage Red Radish Carmine Lycopene Black Carrot  Red Beta-Carotene UberBeet & SupraRed  Watermelon-Rose Pure-S  Natural Oranges  Annatto Paprika  Beta-Carotene Carrot  Pure-S  Natural Blues & Purples  Butterfly Pea Flower Extract Spirulina  Purple Sweet Potato Carmine  Grape Juice  Natural Blue + Red Blends Marine Blue  Natural Greens  Copper Chlorophyllin Natural Blue + Yellow Blends  Marine Blue  Natural Yellows  Turmeric Annatto  Beta-Carotene Advanced Emulsion Technology  FD&C Red 40  sensient.com  20  © Sensient Technologies 2025  FD&C Blue 1  FD&C Yellow 5  FD&C Yellow 6  FD&C Green 3  FD&C Red 3  FD&C Blue 2

 Particle Size Control  Management of particle size within a color system or solution improves color intensity and stability.  Cost-in-Use and  Sustainability  Working with the environment instead of against it offers new opportunities for growth and efficiency.  Novel Color Sources  New botanical or mineral- based sources for color expand the rainbow.  Stabilization & Purification Systems  Technologies designed to fortify color performance extend  applicability in end products.  Natural color innovation platforms  sensient.com  20  © Sensient Technologies 2025

 EXCELLENCE COMPETENCIES FEATURED  Agronomy  Analytical  Science  Sensory Product  Evaluation Development  First Plant-Derived Natural Blue  The food industry has been looking for natural blue coloring for a long time. Sensient answered the call.  Through our investment in our “seed to shelf” agronomy  program, we developed higher pigment flower petals.  By combining demineralized water with dried butterfly pea flower petals, running it through an ultrafiltration process and concentrating and pasteurizing the liquid, we created a highly stable natural blue coloring.  Product highlights:  sensient.com  20  © Sensient Technologies 2025  Overcomes challenges in stability and vibrancy over a range of product conditions and shelf-life requirements  Provides exceptional heat stability  Became the first plant-derived natural  blue source approved by the FDA

 EXCELLENCE COMPETENCIES FEATURED  Agronomy  Analytical  Science  Sensory  Evaluation  Product  Development  Fills Natural Blue Beverage Category Gap  As conversion becomes a necessity and natural innovation continues to grow, the market demand for a bright natural blue to replace FD&C Blue 1 in beverages is stronger than ever. Sensient developed a unique stabilized spirulina solution to answer this need.  Customers can now create bright blues, greens, and purples in beverages and other water-based applications with clean label colors.  Product highlights:  sensient.com  20  © Sensient Technologies 2025  Clean label alternative to Blue 1  Stable in beverages and other water- based, acidic environments  Provides a unique hue, closing a gap in the natural rainbow

 © Sensient Technologies 2025 sensient.com  Appendix*  26  *Amounts in thousands, except percentages

 Non-GAAP financial measures  sensient.com  28  © Sensient Technologies 2025  Revenue  Total  Exchange Rates  Local Currency  Flavors, Extracts, and Flavor Ingredients  2.4%  0.0%  2.4%  Natural Ingredients  16.6%  0.0%  16.6%  Flavors & Extracts Group  7.1%  0.0%  7.1%  Food and Pharmaceutical  6.4%  (0.6%)  7.0%  Personal Care  7.1%  (0.9%)  8.0%  Color Group  6.6%  (0.7%)  7.3%  Asia Pacific  11.2%  (1.8%)  13.0%  Total Revenue  6.9%  (0.5%)  7.4%   Twelve Months Ended December 31, 2024 Foreign

 Non-GAAP financial measures (cont’d)  sensient.com  28  © Sensient Technologies 2025  Flavors & Extracts Group   2024    2023   Operating Income (GAAP)  $ 97,094  $ 87,773  Depreciation and amortization   30,437    29,400   Adjusted EBITDA   $ 127,531    $ 117,173   Segment Revenue  $  793,698  $  741,072  Operating Income Margin (GAAP)  12.2%  11.8%  Adjusted EBITDA Margin  16.1%  15.8%  Twelve Months Ended December 31,

 Non-GAAP financial measures (cont’d)  sensient.com  28  © Sensient Technologies 2025  Color Group   2024    2023   Operating Income (GAAP)  $ 119,529  $ 105,370  Depreciation and amortization   23,417    22,294   Adjusted EBITDA   $ 142,946    $ 127,664   Segment Revenue  $  647,939  $  607,959  Operating Income Margin (GAAP)  18.4%  17.3%  Adjusted EBITDA Margin  22.1%  21.0%  Twelve Months Ended December 31,

 Non-GAAP financial measures (cont’d)  sensient.com  28  © Sensient Technologies 2025  Asia Pacific Group   2024    2023   Operating Income (GAAP)  $ 34,458  $ 30,800  Depreciation and amortization   2,472    2,548   Adjusted EBITDA   $ 36,930    $ 33,348   Segment Revenue  $  162,525  $  146,090  Operating Income Margin (GAAP)  21.2%  21.1%  Adjusted EBITDA Margin  22.7%  22.8%  Twelve Months Ended December 31,

 © Sensient Technologies 2025 sensient.com  Thank you  Phone: +1 414-347-3827  Email: investor.relations@sensient.com sensient.com  CONTACT INFORMATION